UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☐            Preliminary Proxy Statement
☐            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐            Definitive Proxy Statement
☒            Definitive Additional Materials
☐            Soliciting Material Pursuant to §240.14a-12
Oritani Financial Corp.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ORITANI FINANCIAL CORP.	ORITANI FINANCIAL CORP.
c/o Continental Proxy Services – 8th Floor	The Estate at Florentine Gardens,
17 Battery Place, New York NY 10004 –1123	97 Rivervale Road, River Vale, New Jersey 07675

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
November 24, 2015
Dear Stockholder,

As part of our efforts to cut unnecessary expenses and conserve the environment, Oritani Financial Corp. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at http://www.cstproxy.com/oritani/2015 or through the Investors Relations tab of our website at www.oritani.com.

The 2015 Annual Meeting of Stockholders will be held at 9:00 a.m., local time, on November 24, 2015 at The Estate at Florentine Gardens, 97 Rivervale Road, River Vale, New Jersey 07675. The matters to be covered are noted below:
1.	The election of two directors, each to serve for a three-year term expiring at our 2018 annual meeting.
Nominees:	Michael A. DeBernardi
Robert Hekemian, Jr.

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

3.	An advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

4.	To transact such other business as may properly come before the annual meeting, and any adjournments or postponement thereof. The Board of Directors is not aware of any other such business.

Stockholders of record at the close of business on October 1, 2015 are entitled to vote at the meeting.

We ask that you cast your vote promptly. Please help save the company additional solicitation costs by voting today. Your Board of Directors recommends a vote "FOR" each of the above proposals.
Vote By Internet: You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow the Prompts to Vote Your Shares.
Vote In Person: At the meeting, you will need to request a ballot to vote your shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials which will include a proxy card.:

ORITANI FINANCIAL CORP.
The Estate at Florentine Gardens,
97 Rivervale Road, River Vale, New Jersey 07675

Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting to Be Held On November 24, 2015

This is not a ballot. You cannot use this notice to vote the shares you hold in the Company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such  documents  to  be  mailed  to  you.  Please  make  your  request  for  a  copy  as  instructed below  on  or  before November 13, 2015 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/oritani/2015

-	The Company's Annual Report for the year ended June 30, 2015
-	The Company's 2015 Proxy Statement (including all attachments thereto)
-	The Proxy Card
-	Any amendments to the foregoing materials that are required to be furnished to stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number and account number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or
By logging on to http://www.cstproxy.com/oritani/2015 or
By email at: proxy@continentalstock.com

If by e-mail please include the company name and your account number in the subject line